EXHIBIT 10.14(a)

                                    TRANSACTION GUARANTEE

          This Transaction Guarantee ("Guarantee") is made by the undersigned, GRAND COURT LIFESTYLES, INC. (hereinafter referred to as ("Guarantor"), in order to induce KEY CORPORATE CAPITAL INC., a Michigan corporation with its main office at 127 Public Square, Cleveland, Ohio 44114 ("Lender"), to make Non-Revolving Loans (individually an collectively, the "Loan") in the amount of up to TWENTY FIVE MILLION DOLLARS ($25,000,000) to GRAND COURT-GREATWOOD, L.P. and other Persons who become a Borrower under the Line of Credit Agreement between Lender and Grand Court-Greatwood, L.P.
dated as of even date herewith (the "Line of Credit Agreement")
(individually and collectively, the "Borrower"), to be evidenced by the Non-Revolving Notes (individually and collectively, the "Note") payable to the order of Lender according to the terms and conditions of the Line of Credit Agreement, and in consideration of other good and valuable consideration, Guarantor hereby unconditionally and absolutely, guarantees the full and timely performance by Borrower of all of the Obligations. Capitalized terms used in this Guarantee and not otherwise defined herein will have the meanings given such terms in the Line of Credit Agreement.

          Guarantor represents and warrants that it has a financial interest in Borrower and will receive substantial economic benefit by reason of Lender extending the Loan to Borrower; provided, however, that such Guarantor's liability hereunder shall not be affected or impaired by such Guarantor's disposition or loss of its financial interest in Borrower or by reason of Lender's refusal in accordance with the terms of the Loan Documents, to make Advances to Borrower.

          Guarantor further agrees that:

1. The Loan and/or Note may be renewed, replaced with a new note, rearranged or the maturity thereof extended, from time to time and at any rate of interest, without notice to, without the consent of and without affecting the liability of, the undersigned.

2. This Guarantee is not a Guarantee of collection, but rather this Guarantee is an irrevocable, absolute, and unconditional guarantee of payment and performance of the Obligations; and if all or any of the Obligations become payable or performable and are not paid or performed by Borrower as and when required by the Loan Documents beyond the expiration of any grace or cure period provided for therein, Guarantor shall pay or perform the same within five (5) Business Days after written demand by Lender to Guarantor provided, however, that if the guaranteed obligation is not susceptible of being performed within five (5) Business Days but is susceptible of being performed within a reasonable period of time, Guarantor shall be deemed to be complying with its obligations hereunder if Guarantor commences performance in good faith within such five (5) Business
     Day period and thereafter diligently and without interruption continues to perform such guaranteed obligation. Without limiting the generality of the foregoing, Guarantor agrees that in no event shall it be necessary for Lender to resort to or exhaust Lender's remedies against Borrower or against any other party liable on or in connection with the Loan, the Note or the Obligations or to resort to or marshal any property held as security therefor or pertaining thereto before calling upon Guarantor for performance and/or payment. If Guarantor shall fail to perform any of the Obligations or any of Guarantor's obligations hereunder, then


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     Lender shall have the right, in addition to and cumulative of any other remedies Lender may have hereunder, under the Loan Documents or at law or in equity, at Lender's option and without any obligation to do so, upon giving prior written notice to Guarantor, to proceed to pay and/or perform the Obligations on behalf of Guarantor and/or Borrower, and Guarantor shall, upon demand, pay to Lender all such sums expended by Lender in the payment and performance of the Obligations with interest thereon at the Default Rate.

3. Any Collateral may be sold, exchanged, surrendered or otherwise dealt with by Lender without notice to and without affecting the liability of Guarantor except and to the extent that Lender shall apply any proceeds of the sale of any Collateral to the Obligations, Guarantor shall not have any rights or claims against Lender by reason of any action Lender may take or fail to take in connection with perfecting Lender's security interest in property held as collateral for the Obligations or enforcing Lender's security interest in such property.

4. All settlements, compromises, compositions, accounts stated and agreed balances with regard to the Loan and/or Note made in good faith between Lender and Borrower shall be binding upon Guarantor.

5. Lender, without notice to, without the consent of and without affecting the liability of Guarantor, may modify, waive, supplement or otherwise change any of the terms, conditions, provisions, restrictions or liabilities contained in the Loan Documents or in any agreement or other instrument evidencing, securing or pertaining to the Loan and/or Note.

6. This Guarantee is unconditional, absolute and irrevocable and except as otherwise provided herein Guarantor hereby waives notice of the acceptance hereof, waives all notices to which Guarantor might otherwise be entitled by law, waives all defenses, legal or equitable or otherwise available to a Guarantor and waives presentment, demand for payment, notice of dishonor, protest, notice of nonperformance and notice of protest and nonpayment relative to the Loan and/or Note. If any term or provision of this Guarantee shall be held to be invalid, illegal or unenforceable, the remaining provisions hereof shall remain in full force and effect.

7. The obligations of Guarantor under this Guarantee shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with the terms of this Guarantee, under all circumstances whatsoever, including, without limitation, the existence of any claim, setoff, defense (except payment of the Obligations) or right which Borrower and/or Guarantor, or any one of them, may have at any time against Lender or any other person or entity, whether in connection with this Guarantee, the Loan Documents or the transactions contemplated thereby, hereby or by or in connection with any unrelated transaction. Borrower and Guarantors further acknowledge and agree that this Guarantee is not subject to any exculpatory provision contained in any of the Loan Documents limiting Lender's recourse to the Collateral or to any other security for the Loan or limiting Lender's rights to a personal and/or deficiency judgment against Borrower or the Guarantor. Anything in this Guarantee to the contrary notwithstanding, Guarantor further agrees to indemnify and hold harmless Lender against any loss, damage, cost or expense (including reasonable


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     attorneys' fees and costs) that Lender may suffer or incur by reason of the breach or failure of Guarantor's undertakings and agreements pursuant to this Guarantee.

8. The Loan Documents shall continue to be effective, or be reinstated, as the case may be, if any amount paid by or on behalf of Borrower to Lender with regard to such Loan Documents is rescinded, restored to Borrower, or returned to Borrower in connection with the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any part of Borrower's property, or otherwise, all as though such payment had not been made.

9. Guarantor hereby waives (until the Obligations are paid to Lender) all rights such Guarantor may have, at law or in equity, including, without limitation, rights under any law subrogating a Guarantor to the rights of Lender, to seek contribution, indemnification, or any other form of reimbursement from Borrower, any other Guarantor or any other person or entity now or hereafter primarily or secondarily liable for any obligations of Borrower to Lender, for any payment or disbursement made by a Guarantor under or in connection with this Guarantee or otherwise.

10. Guarantor agrees to furnish Current Financial Statements and income tax returns, in form and content acceptable to Lender in accordance with the terms of Section 5 of the Line of Credit Agreement.

11. Guarantor shall continue to own and control not less than 100% of the ownership interest of Borrower. Guarantor shall not permit any Person to own or control more than 49% of any class of voting equity interests in Guarantor (other than such Persons already holding any such interests).

12. This Guarantee shall be construed in accordance with the laws of the State of Ohio and shall inure to the benefit of Lender, its successors and assigns, and to any other holder who derives title to or an interest in this Guarantee, the Loan and/or the Note.

13. This Guarantee shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor.

14. The obligations of Guarantor hereunder shall terminate on the date that all Obligations of Borrower to Lender have been fully paid.

     Executed at Cincinnati, Ohio as of the 30th day of October, 1998.





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      Signed in the presence of:           GUARANTOR:

                                           GRAND COURT LIFESTYLES, INC.

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                                           By:
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                                           Print Name:
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